Distribution Operations
Hank Linginfelter - EVP, Utility Operations

MI
PA
NJ
OH
MD
DC
DE
WV
VA
KY
NC
SC
Atlantic Ocean
GA
FL
lf of Mexico
AGL Resources
Atlanta Gas Light
Chattanooga Gas
Elizabethtown Gas
Elkton Gas
Florida City Gas
Virginia Natural Gas

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Distribution Operations Overview
Key Statistics
• 2.3 million customers
• 46,000 miles of pipeline
• Aggregate rate base of $2.5 billion
• Annual capex ~$360 million
  50% of capex under rider or other
 accelerated recovery programs
• 2,184 employees
• Top quartile safety ratings (on-the-job injury)

in millions
EBIT
Customers
$400
$350
$300
$250
$200
$150
$100
$50
$-
2.5
2.0
1.5
1.0
0.5
0.0
2005
2006
2007
2008
2009
2010
2011
1Q
2Q
3Q
4Q
Customers (1)

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Track Record of Growth
EBIT Growth Despite Limited Customer Growth
• Invested in infrastructure to improve deliverability and safety in a manner that allows for reduced lag between investment and recovery
• Continued focus on cost containment
• 5-year EBIT CAGR of 3.5% (2005-2010)
(1) Customer count for 2011 based on full year estimates.

in millions	2010	2009	Change
Operating Margin	**$ 882**	**$ 836**	**6%**
O&M	358	351	2%
D&A	138	134	3%
Taxes (other than income taxes)	35	34	3%
Total Operating Expenses, exc. COG	**531**	**519**	2%
Operating Income	**351**	**317**	**11%**
Other income	4	9	(56)%
EBIT	**$ 355**	**$ 326**	**9%**

in millions	1Q11	1Q10	Change
Operating Margin	**$ 275**	**$ 264**	**4%**
O&M	90	87	3%
D&A	36	34	6%
Taxes (other than income taxes)	9	9	0%
Total Operating Expenses, exc. COG	**135**	**130**	4%
Operating Income	**140**	**134**	**4%**
Other income	1	2	(50)%
EBIT	**$ 141**	**$ 136**	**4%**

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Key 2010 Results - Distribution
• Achieved solid outcomes in Atlanta Gas
 Light and Chattanooga Gas rate cases with
 combined favorable impact of $28.7 million
 in revenue requirement and depreciation
 rates
• Hampton Roads Crossing in VA contributed
 to earnings; multi-year infrastructure
 replacement projects ongoing in GA and NJ
• Contained O&M cost increases to 2% and
 below inflation for 2010
• Ranked #3 in lowest on-the-job injuries and
 #2 in lowest at-fault motor vehicle collisions
 amongst peer utilities
• Automated meter reading installation
 ongoing in GA provided more accurate and
 timely meter reads, resulting in fewer
 exceptions

WELCOME
TO
AGL RESOURCES

LDC	Program Description	Scope of Program	Recovery Mechanism	Retired Main		
				Thru 2010	2011 Plan	2012 Forward
Atlanta Gas Light	Bare Steel / Cast Iron Pipe Replacement Program	Replace 2610 miles of BSCI pipe 102 Miles of "Ineffectively Coated" pipe added to program in 2009	PRP Rider	2,431	96.7	184
Chattanooga Gas	Bare Steel / Cast Iron Pipe Replacement Program	Replace 80 miles of BSCI pipe (from 2007-2019) per 2009 rate case testimony	Rate Base	21	12	47
Virginia Natural Gas	VNG Pipeline Replacement Programs (2005-2011)	VNG completes risk based assessment and replaces main as part of "System Integrity" capital program	Rate Base	52	23	TBD
		Retire 87 Miles of pipe as part of an agreement with VA SCC (2010 - 2011)	Rate Base	4	83	0
Elizabethtown Gas	4" & 6" Elevated Pressure Cast-Iron Program	Remove all 4" & 6" MHP CI from system	Rate Base	144	0	0
	8" Elevated Pressure Cast-Iron Program	Remove all 8" MHP CI from system	Rider	56	0	0
	New Jersey Utility Infrastructure Enhancement (NJUIE & NJUIE II) Programs*	Targeted remaining 10 & 12" MHP CI and worst sections of LP cast iron in system - 4.5 Miles of Pre-1970 ERW transmission pipeline	Rider	35	25	10
Florida City Gas	Galvanized Replacement Program	Remove all galvanized and X-Trube pipe from system	Rate Base	60	12	39
			Totals:	2,803	252	280

* NJUIE Phase II pending approval from NJ BPU. 2011 Plan for NJUIE includes 15 miles of retirement associated with NJUIE I CapEx spending

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Infrastructure Replacement

Atlanta Gas Light Key Statistics	
# Customers (thousands)	1,544
Rate Base (millions)	$1,312
Actual/Authorized ROR 2010	7.26% / 8.10%
Actual/Authorized ROR 2011 EST.	7.85% / 8.10%
Actual/Authorized ROE 2010	9.10% / 10.75%
Actual/Authorized ROE 2011 EST.	10.25% / 10.75%
Capex 2011 EST. (millions)	$228

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Atlanta Gas Light
• Most recent rate case concluded October
 2010
 o $26.7 million rate increase approved
 o Included ~$10 million in new customer service
 and safety oriented programs which will result
 in technology investment and employee hiring
 o Adopted new acquisition synergy sharing
 policy for a 10-year period, including
 allocation of $4.4 million in annual revenue
 related to 2004 acquisition of NUI
• Strategic Infrastructure Development and
 Enhancement (STRIDE) program
 o Provides system upgrades to meet customer
 deliveries on the coldest days of the year
 o Includes the pipeline replacement program
 which is replacing aging infrastructure
 o Expenditure recovery provided by program
 riders
 • 100% of operating margin decoupled
 (AGL does not directly serve retail
 customers in Georgia)

WELCOME

Virginia Natural Gas Key Statistics	
# Customers (thousands)	275
Rate Base (millions)	$502
Actual/Authorized ROR 2010	8.24% / 9.24%
Actual/Authorized ROR 2011 EST.	6.76% / 9.24%
Actual/Authorized ROE 2010	9.62% / 10.90%
Actual/Authorized ROE 2011 EST.	6.79% / 10.90%
Capex 2011 EST. (millions)	$45

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Virginia Natural Gas
• Rate case currently underway, final
 Commission order expected first half of 2012
 o Seeking $25 million increase
 o Mitigation plan proposes rates to be phased in over
 three years
 o ~$15 million related to Hampton Roads Crossing
 pipeline construction, which has been recovered via
 AFUDC to date
 o ~$10 million related to base operating expenses
• Hampton Roads Crossing (HRX)
 o Gas now flowing across Hampton Roads channel
 and James River
 o Provides 0.1Bcf of additional daily capacity to the
 region
• Steps to Advance Virginia’s Energy (SAVE) Act
 o Legislation allows utility to petition regulators to
 implement recovery riders for approved infrastructure
 replacement programs

 • 78% of operating margin decoupled with
 weather normalization/rate normalization
 program

WELCOME

Elizabethtown Gas Key Statistics	
# Customers (thousands)	274
Rate Base (millions)	$435
Actual/Authorized ROR 2010	7.87% / 7.64%
Actual/Authorized ROR 2011 EST.	7.26% / 7.64%
Actual/Authorized ROE 2010	10.76% / 10.30%
Actual/Authorized ROE 2011 EST.	9.51% / 10.30%
Capex 2011 EST. (millions)	$47

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Elizabethtown Gas
• Most recent rate case concluded
 December 2009
 o Agreed to a 2-year stay-out
• Utility Infrastructure Enhancement
 o Rider that allows acceleration of infrastructure
 projects which stimulate the local economy and
 improves the natural gas distribution system
 o Program ends this year with expected total spend
 of ~$69 million
 o Filed a request for second phase of this program
 of ~$40 million with expected ruling around mid-
 year
• Asset management agreement with
 Sequent
 o Renewed effective April 2011 for three years
 • Operating margin weather normalization
 program in effect

Florida City Gas Key Statistics	
# Customers (thousands)	103
Rate Base (millions)	$164
Actual/Authorized ROR 2010	5.04% / 7.36%
Actual/Authorized ROR 2011 EST.	5.11% / 7.36%
Actual/Authorized ROE 2010	6.22% / 11.25%
Actual/Authorized ROE 2011 EST.	6.80% / 11.25%
Capex 2011 EST. (millions)	$12

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Florida City Gas
• Most recent rate case concluded
 February 2004
 o Allowed to file next rate case as early as 2012
 o Stay-out provision negotiated as part of
 treatment of amortization of goodwill
• Energy conservation program
 o Provides customer energy conservation
 incentives for residential and commercial
 appliance conversions and for service line
 reactivation
 o Allows utility to use program funds to develop
 new technologies around commercial uses for
 natural gas
 o Program is funded by customers through a
 cost recovery mechanism via a per therm
 surcharge

Chattanooga Gas Key Statistics	
# Customers (thousands)	62
Rate Base (millions)	$91
Actual/Authorized ROR 2010	8.98% / 7.41%
Actual/Authorized ROR 2011 EST.	8.05% / 7.41%
Actual/Authorized ROE 2010	13.45% / 10.05%
Actual/Authorized ROE 2011 EST.	11.42% / 10.05%
Capex 2011 EST. (millions)	$7

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Chattanooga Gas
• Most recent rate case concluded May
 2010
 o Instituted new rate design that encourages
 customer conservation while allowing the
 ability to earn authorized rate of return
 o First decoupled rate design for TN utility
 o Updated depreciation rates decreased
 expense of $2 million annually
 • 72% of operating margin decoupled
 with weather normalization program
 in effect

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AGL RESOURCES 2011 ★ Investor Conference ★

2011 Priorities and Objectives
• Continue safe and efficient operations at our distribution businesses
 o Top quartile performance for motor vehicle accidents and on the job injuries
 o Maintain leadership role in pipeline safety and infrastructure replacement
• Successfully execute our regulatory strategy to achieve constructive regulatory outcomes and recover prudently incurred expenses and capital investments
 o Successfully prosecute rate case at Virginia Natural Gas
 o Execute on customer service initiatives and infrastructure programs approved by Georgia Public
 Service Commission
 • Effectively control expenses and maintain focus on capital discipline
 • Merger with Nicor
 o Achieve successful outcome on merger agreement with the Illinois Commerce Commission to close within second half of 2011
 o Complete integration work to enable Day One and path forward to support vision to be an industry leader in natural gas distribution

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com

Additional Information
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-
172084), as amended, which is publicly available, that includes a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS
WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL
RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website
(www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL
Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.